GUARANTY AGREEMENT

     This GUARANTY AGREEMENT (the "Guaranty") is made as of December 9, 1998, by JOHN R. BLOUIN, an individual ("Blouin"), with a residence at 56 Carriage House Lane, Orland Park, Illinois 60467, and JAMES J. ROBERTS, JR., an individual with a residence at 1670 Pheasant Trail, Inverness, Illinois 60067 ("Roberts") (Blouin and Roberts hereinafter are referred to as the "Guarantor"), in favor of WELLS-GARDNER ELECTRONICS CORPORATION, an Illinois corporation, with an office at 2701 North Kildare Avenue, Chicago, Illinois 60639 ("Secured Party").

                        Preliminary Statements:

     A. As of the date of this Guaranty, James Industries, Inc., an Illinois corporation ("Industries"), Roberts and Blouin (Industries, Blouin and Roberts hereinafter are referred to collectively as the "Debtors"), and the Secured Party have entered into a Note of even date herewith (the "Note").

     B. Pursuant to the Note and Loan Documents (as defined in the Note), the Secured Party has agreed to extend credit to the Debtors conditioned upon the Guarantor's agreement to execute and deliver this Guaranty to the Secured Party.

     C. The Guarantor has independently determined that execution, delivery, and performance of this Guaranty will directly benefit it and is in the best interests of the Guarantor.

     NOW, THEREFORE, in consideration of these background recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Guarantor and the Secured Party agree as follows:

1.   Reference to the Note and the Loan Documents.

     (A) Reference is hereby made to the Note and the Loan Documents for a statement of the terms and conditions thereof.

     (B) All capitalized terms utilized in this Guaranty which are defined in the Note or the Loan Documents and not otherwise defined herein shall have the meanings assigned to them in the Note or the Loan Documents.

2.   Guaranty of Payment and Performance; Indemnification.

     (A) The Guarantor hereby irrevocably, absolutely, and unconditional guarantees and becomes surety for the full and prompt payment to the Secured Party when due, whether by acceleration or otherwise, of any and all indebtedness of the Debtors to the Secured Party arising out of the Note, including, without limitation, all extensions, renewals, and replacements of such indebtedness:

          (i) Whether such indebtedness is for principal, interest, fees, costs, expenses, or otherwise;

          (ii) whether such indebtedness exists now or is hereafter incurred; and

          (iii) whether such indebtedness is direct, related, unrelated, similar, dissimilar, primary, absolute, secondary, contingent, secured, unsecured, matured, or unmatured.

     (B) The Guarantor hereby irrevocably, absolutely and unconditionally guarantees and becomes surety for the due, full, prompt, and unconditional performance of all present and future obligations and agreements of every kind of the Debtors to or with the Secured Party arising out of the note or the other Loan Documents. The indebtedness, obligations and agreements enumerated in Sections 2(A) and (B) of this Guaranty shall be collectively referred to herein as the "Obligations".

     (C)  The Guarantor hereby acknowledges and agrees that:

          (i) although applicable bankruptcy or insolvency laws may relieve all or part of the Debtor's obligations for interest, default interest, fees, costs, or expenses under the Note or the Loan Documents or otherwise, the Guarantor shall continue to be liable for such obligations as if bankruptcy or insolvency of the Debtors had not occurred;

          (ii) the Obligations of the Guarantor under this Guaranty may exceed allowable obligations of the Debtors to the Secured Party under such bankruptcy and insolvency laws; and

          (iii) to this extent, the Guarantor's liability to the Secured Party hereunder may not be co-extensive with the Debtor's liability to the Secured Party under the Note, the Loan Documents or otherwise.

3.   Nature of Guaranty; Termination.

     (A) This Guaranty is a continuing guaranty of the Obligations (irrespective of the aggregate amount hereof), independent of and in addition to any other guaranty, endorsement, surety agreement, collateral, or other agreement held by the Secured Party for the Obligations or any party thereof, whether executed or granted by the Guarantor or otherwise. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of, and the Guarantor waives any defense which may otherwise act as a result of, any of the following;

          (i) any lack of validity or enforceability of the Note or any Loan Documents or any other document, agreement, or writing creating or evidencing any of the Obligations, including, without limitation, the lack of validity or enforceability of all or any portion of any liens or security interests securing all or any part of the Obligations; or

          (ii) any event or circumstance which might operate under applicable law to discharge the liability of the Guarantor hereunder or might otherwise constitute or give rise to a defense available to the
Debtors,  the  Guarantor,  or  any  other   guarantor  of  any  of   the
Obligations.

     (B)  This Guaranty is a guaranty of payment, not of collection.

     (C) This Guaranty shall remain in full force and effect until all of the Obligations and other fees, costs, and expenses payable by the Guarantor pursuant to Section 4 hereof have been paid or performed in full and the Secured Party has no further obligation or commitment to the Debtors to advance funds under the Note or the Loan Documents or otherwise. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by the Secured Party, as if such rescinded, avoided, voided, or voidable payment had not been made.

4.   Costs and Expenses.

     The Guarantor agrees to pay on demand all fees, costs, and expenses of every kind incurred by the Secured Party for any purpose arising from, relating to, or in connection with the Obligations, the Debtor, or this Guaranty, including, without limitation, fees, costs, and expenses incurred by the Secured Party in enforcing this Guaranty, including without limitation attorney's fees and costs, and collecting any Obligations from the Debtors or the Guarantor, or in realizing upon or protecting the Collateral or any collateral securing all or any part of the Obligations or this Guaranty.

5.   Waivers of the Guarantor.

     (A) The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives forever:

          (i) any right to require promptness and diligence on the part of the Secured Party;

          (ii) any right to receive notices, including, without limitation, notice of the acceptance of this Guaranty or of the incurrence of any Obligation by the Debtor, notice of any action taken by the Secured Party or the Debtors pursuant to any document, agreement, or writing relating to the Obligations, or notice of the intended disposition of the Collateral or any collateral securing all or any part of the Obligations or this Guaranty; and

          (iii) any right to require the Secured Party to advise the Guarantor of any information known to the Secured Party regarding the financial or other condition of the Debtor, the Guarantor acknowledging that the Guarantor is responsible for being and keeping informed regarding such condition.

     (B) The Guarantor hereby agrees that the Guarantor shall not have, and hereby expressly waives until after all of the Obligations and any other Obligations of the Guarantor under Section 4 hereof have been irrevocably satisfied, any right to subrogation, indemnification, or contribution and any other right to payment from or reimbursement by the Debtor, in connection with or as a consequence of any payment made by the Guarantor hereunder, any right to enforce any right or remedy which the Secured Party has or may hereafter have against the Debtors and any benefit of, and any right to participate in, the Collateral or any collateral securing all or any party of the Obligations or any payment made to the Secured Party or collection by the Secured Party from the Debtor.

6.   Payment of the Obligations.

     If any Obligations is not paid punctually when due, subject to any applicable grace period, including, without limitation, any Obligation due by acceleration of the maturity thereof, the Guarantor shall immediately pay such Obligation or cause such Obligation to be paid in full:

     (A) without deduction for any set-off, recoupment, defense, or counterclaim;

     (B) without requiring and notwithstanding the lack of protest or notice of nonpayment or default of the Guarantor, either Debtor, or any other person;

     (C)  without demand for payment or proof of such demand; and

     (D) without requiring and without any obligation on the part of the Secured Party to resort first to the Debtors, to the Collateral, or to any collateral securing all or any part of the Obligations or this Guaranty, or to any other guaranty or endorsement which the Secured Party may hold as security for payment of the Obligations.

7.   Rights and Remedies of the Secured Party.

     (A) The Guarantor acknowledges and agrees that the Secured Party may, without the consent of, notice or demand to, or reservation of rights against the Guarantor, and without affecting the Guarantor's obligations hereunder, from time to time:

          (i) renew, extend, increase, accelerate, or otherwise change the time for payment of, the terms of, or the rate of interest applicable to the Obligations or any part thereof;

          (ii) accept and hold collateral securing payment of the Obligations, or any part thereof, and exchange, enforce, or release the Collateral, such collateral, or any part thereof;

          (iii) accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and partially or fully discharge, release, or substitute the obligations of any such endorser or guarantor, or any person or entity who has pledged any collateral as security for payment of the Obligations, or waive any rights or remedies with respect to any thereof;

          (iv) partially or fully discharge or release, or waive any rights or remedies with respect to, either Debtor;

          (v) dispose of the Collateral or any collateral securing all or any part of the Obligations or this Guaranty in any manner or order as the Secured Party, in its sole discretion, deems appropriate; and

          (vi) determine the manner, amount, and time of application of payments and credits to be made on all or any part of the Obligations (whether for principal, interest, fees, costs, expenses, or otherwise), and apply such payments and credits first to reduce Obligations exceeding the amount of this Guaranty.

     (B) Upon the occurrence of any Event of Default, the Secured Party may, at any time and from time to time without prior notice to the Guarantor, set-off and apply any and all deposits (general or special, time or demand, provisional or final) held and other indebtedness owing by the Secured Party to or for the credit of the Guarantor against the Obligations, irrespective of whether the Secured Party shall have made any demand under this Guaranty. The Secured Party agrees to notify the Guarantor after any such set-off and application, provided that failure to give such notice to the Guarantor shall not affect the validity of such set-off and application.

8.   Representations and Warranties of the Guarantor.

     The Guarantor hereby represents and warrants as follows:

     (A) The execution, delivery, and performance of this Guaranty are not in contravention of any law or of any indenture, agreement, undertaking, or other document to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's property is bound or affected.

     (B) This Guaranty constitutes the legal, valid, and binding obligation of the Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or insolvency laws and laws affecting creditor's rights generally.

9.   Notices.

     Any notices and other communications provided for hereunder shall be made by telegram, telex, electronic transmitter, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1)
Business Day after sending, if sent by telegram, telex, electronic transmitter, or overnight air courier, and three (3) Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party shall be addressed to such party at the address set forth on the cover page hereof or to such other address as such party may designate for itself in a notice to the other party given in accordance with this section.

10.  Miscellaneous.

     (A) "Debtor" and "Guarantor" as used in this Guaranty shall include, respectively:

          (i) any successor, individual, association, partnership, or corporation to which all or a substantial part of the business or assets of either Debtor or the Guarantor shall have been transferred; and

          (ii) any other corporation into which Guarantor or either Debtor (if the Debtor is a corporation) shall have been merged, consolidated, reorganized or absorbed, except that the Guarantor shall not have the right to assign its obligations hereunder or any interest therein.

     (B) "Secured Party" shall include the successors and assigns of the Secured Party.

     (C) The rights and benefits of the Secured Party hereunder shall, if the Secured Party so agrees, inure to any party acquiring any interest in the indebtedness or the Obligations, or any part thereof.

     (D) No course of dealing between the Debtors or the Guarantor and the Secured Party, and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Secured Party are cumulative.

     (E) From time to time, the Guarantor shall take such action and execute and deliver to the Secured Party such additional documents, instruments, certificates, and agreements as the Secured Party may reasonably request to effectuate the purposes of this Guaranty.

     (F) The provisions of this Guaranty are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

     (G) THIS GUARANTY AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE WHERE THE OFFICE OF THE SECURED PARTY IS LOCATED, AS REFLECTED ON THE INITIAL PAGE HEREOF, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN SUCH STATE.

     (H) THE GUARANTOR AND THE SECURED PARTY AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN ANY COURT OF ANY STATE IN ANY COUNTY, OR IN THE DISTRICT COURT OF THE UNITED STATES IN ANY DISTRICT, IN WHICH THE SECURED PARTY HAS AN OFFICE, AND THE GUARANTOR WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE GUARANTOR, OR AS OTHERWISE PROVIDED BY THE LAWS OF SUCH STATE OR THE UNITED STATES.

     (I) This Guaranty may be executed in any number of counterparts and by the Secured Party and the Guarantor on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Guaranty.

11.  Waiver of Jury Trial.

     THE GUARANTOR AND THE SECURED PARTY (BY ACCEPTANCE HEREOF) HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY
JURY THE GUARANTOR OR THE SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED THERETO. THE GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

12.  Entire Agreement

     This Guaranty, together with the Note and the other Loan Documents, sets forth the entire understanding of the parties with respect to the subject matter of this Guaranty and supersedes any other agreement, whether oral or written, between the parties with respect to the subject matter of this Guaranty, including, without limitation, that certain Guaranty between the parties dated August 15, 1997.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by a duly authorized officer, as of the date first above written.


                                   /S/ JOHN R. BLOUIN
                                  JOHN R. BLOUIN, an individual

                                  /S/ JAMES J. ROBERTS, JR.
                                  JAMES J. ROBERTS, JR,, an individual


ACKNOWLEDGED AND ACCEPTED:

WELLS-GARDNER ELECTRONICS CORPORATION

By:  /S/ ANTHONY SPIER

Name:  Anthony Spier
Title:  CEO